Exhibit 10.2

GUARANTY OF MASTER LEASE

GUARANTY OF MASTER LEASE (this “Guaranty”) made as of May 30, 2014, by THE ENSIGN GROUP, INC., a Delaware corporation (“Guarantor”), to each of the entities identified as “Landlord” on Schedule 1 attached hereto (collectively, “Landlord”).

R E C I T A L S

A. Landlord has been requested by each of the entities identified as “Tenant” on Schedule 1 attached hereto (collectively, “Tenant”), to enter into a Master Lease dated as of the date hereof (the “Lease”), whereby Landlord would lease to Tenant, and Tenant would rent from Landlord, those certain skilled nursing and senior-housing facilities described on Schedule 1 attached hereto and made a part hereof, as more particularly described in the Lease (the “Premises”).

B. Tenant is an indirect subsidiary of Guarantor and Guarantor will derive substantial economic benefit from the execution and delivery of the Lease.

C. Guarantor acknowledges that Landlord would not enter into the Lease unless this Guaranty accompanied the execution and delivery of the Lease.

D. Guarantor hereby acknowledges receipt of a copy of the Lease.

NOW, THEREFORE, in consideration of the execution and delivery of the Lease and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor covenants and agrees as follows:

1. DEFINITIONS. Defined terms used in this Guaranty and not otherwise defined herein have the meanings assigned to them in the Lease.

2. COVENANTS OF GUARANTOR.

(a) Guarantor absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety: (i) the full and prompt payment of all Base Rent and Additional Rent and all other rent, sums and charges of every type and nature payable by Tenant under the Lease, whether due by acceleration or otherwise, including costs and expenses of collection (collectively, the “Monetary Obligations”), and (ii) the full, timely and complete performance of all covenants, terms, conditions, obligations, indemnities and agreements to be performed by Tenant under the Lease, including any indemnities or other obligations of Tenant that survive the expiration or earlier termination of the Lease (all of the obligations described in clauses (i) and (ii), are collectively referred to herein as the “Obligations”). If Tenant defaults under the Lease, Guarantor will, without notice or demand, promptly pay and perform all of the Obligations, and pay to Landlord, when and as due, all Monetary Obligations payable by Tenant under the Lease, together with all damages, costs and expenses to which Landlord is entitled pursuant to any or all of the Lease, this Guaranty and applicable Legal Requirements.

(b) Guarantor agrees with Landlord that (i) any action, suit or proceeding of any kind or nature whatsoever (an “Action”) commenced by Landlord against Guarantor to collect Base Rent and Additional Rent and any other rent, sums and charges due under the Lease for any month or months shall not prejudice in any way Landlord’s rights to collect any such amounts due for any subsequent month or months throughout the Term in any subsequent Action, (ii) Landlord may, at its option, without prior notice or demand, join Guarantor in any Action against Tenant in connection with or based upon either or both of the Lease and any of the Obligations, (iii) Landlord may seek and obtain recovery against Guarantor in an Action against Tenant or in any independent Action against Guarantor without Landlord first asserting, prosecuting, or exhausting any remedy or claim against Tenant or any other guarantor or against any security of Tenant held by Landlord under the Lease, (iv) Landlord may (but shall not be required to) exercise its rights against each of Guarantor and Tenant concurrently, and (v) Guarantor will be conclusively bound by a judgment entered in any Action in favor of Landlord against Tenant, as if Guarantor were a party to such Action, irrespective of whether or not Guarantor is entered as a party or participates in such Action.

(c) Any default or failure by Guarantor to perform any of its Obligations under this Guaranty shall be deemed an immediate Event of Default by Tenant under the Lease.

(d) Guarantor agrees that, in the event of the rejection or disaffirmance of the Lease by Tenant or Tenant’s trustee in bankruptcy, pursuant to bankruptcy law or any other law affecting creditors’ rights, Guarantor will, if Landlord so requests, assume all obligations and liabilities of Tenant under the Lease, to the same extent as if Guarantor was a party to such document and there had been no such rejection or disaffirmance; and Guarantor will confirm such assumption, in writing, at the request of Landlord upon or after such rejection or disaffirmance. Guarantor, upon such assumption, shall have all rights of Tenant under the Lease to the fullest extent permitted by law.

(e) If Landlord proposes to grant a mortgage on, or refinance any mortgage encumbering the Premises, Guarantor shall make reasonable efforts to cooperate in the process, and shall permit Landlord and the proposed mortgagee to meet with Guarantor or, if applicable, officers of Guarantor and to discuss Guarantor’s business and finances; provided that so long as no Event of Default has occurred and is continuing such meetings shall not occur more frequently than reasonably necessary, and in any event no more than once per year with respect to any particular loan or financing. On request of Landlord, Guarantor agrees to provide any such prospective mortgagee the information to which Landlord is entitled hereunder, provided that if any such information is not publicly available, such nonpublic information shall be made available on a confidential basis. Guarantor agrees to execute, acknowledge and deliver documents requested by the prospective mortgagee (such as a consent to the financing, without further encumbering Guarantor’s or Tenant’s assets, a consent to a collateral assignment of the Lease and of this Guaranty, estoppel certificate, and a subordination, non-disturbance and attornment agreement), customary for tenants and their guarantors to sign in connection with mortgage loans to landlords, so long as such documents are in form then customary among institutional (including, without limitation, agency) lenders (provided that notwithstanding anything herein to the contrary the same do not (A) impose on Tenant or Guarantor obligations which (i) increase Tenant’s or Guarantor’s monetary obligations under this Lease or the Guaranty, (ii) materially and adversely increase Tenant’s or Guarantor’s non-monetary obligations under this Lease or the Guaranty, (B) diminish Tenant’s or Guarantor’s rights under this Lease or the Guaranty or (C) require any actions that are not allowed under the terms of the Existing Financings).

3. GUARANTOR’S OBLIGATIONS UNCONDITIONAL.

(a) This Guaranty is an absolute and unconditional guaranty of payment and of performance, and not of collection, and shall be enforceable against Guarantor without the necessity of the commencement by Landlord of any Action against Tenant or any additional guarantor, and without the necessity of any notice of nonpayment, nonperformance or nonobservance, or any notice of acceptance of this Guaranty, or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives in advance. The obligations of Guarantor hereunder are independent of the obligations of Tenant.

(b) This Guaranty shall apply notwithstanding any extension or renewal of the Lease, or any holdover following the expiration or termination of the Term or any renewal or extension of the Term.

(c) This Guaranty is a continuing guarantee and will remain in full force and effect notwithstanding, and the liability of Guarantor hereunder shall be absolute and unconditional irrespective of any or all of the following: (i) any renewals, extensions, modifications, alterations or amendments of the Lease (regardless of whether Guarantor consented to or had notice of same); (ii) any releases or discharges of Tenant or any additional guarantor other than the full release and complete discharge of all of the Obligations; (iii) Landlord’s failure or delay to assert any claim or demand or to enforce any of its rights against Tenant or any additional guarantor; (iv) any extension of time that may be granted by Landlord to Tenant or any additional guarantor; (v) any assignment or transfer of all of any part of Tenant’s interest under the Lease (whether by Tenant, by operation of law, or otherwise); (vi) any subletting, concession, franchising, licensing or permitting of the Premises; (vii) any changed or different use of the Premises; (viii) any other dealings or matters occurring between Landlord and Tenant; (ix) the taking by Landlord of any additional guarantees, or the receipt by Landlord of any collateral, from Tenant or any other persons or entities; (x) the release by Landlord of any other guarantor; (xi) Landlord’s release of any security provided under the Lease; (xii) Landlord’s failure to perfect any landlord’s lien or other lien or security interest available under applicable Legal Requirements; (xiii) any assumption by any person of any or all of Tenant’s obligations under the Lease, or Tenant’s assignment of any or all of its rights and interests under the Lease, (xiv) the power or authority or lack thereof of Tenant to execute, acknowledge or deliver the Lease; (xv) the existence, non-existence or lapse at any time of Tenant as a legal entity or the existence, non-existence or termination of any corporate, ownership, business or other relationship between Tenant and Guarantor; (xvi) any sale or assignment by Landlord of either or both of this Guaranty and the Lease (including, but not limited to, any direct or collateral assignment by Landlord to any mortgagee); (xvii) the solvency or lack of solvency of Tenant at any time or from time to time; or (xviii) any other cause, whether similar or dissimilar to any of the foregoing, that might constitute a legal or equitable discharge of Guarantor (whether or not Guarantor shall have knowledge or notice thereof) other than payment and performance in full of the Obligations. Without in any way limiting the generality of the foregoing, Guarantor specifically agrees that (A) if Tenant’s obligations under the Lease are modified or amended with the express written consent of Landlord, this Guaranty shall extend only to such obligations as so amended or modified without notice to, consideration to, or the consent of, Guarantor, and (B) this Guaranty shall be applicable to any obligations of Tenant arising in connection with a termination of the Lease, whether voluntary or otherwise. Guarantor hereby consents, prospectively, to Landlord’s taking or entering into any or all of the foregoing actions or omissions. For purposes of this Guaranty and the obligations and liabilities of Guarantor hereunder, “Tenant” shall be deemed to include any and all concessionaires, licensees, franchisees, department operators, assignees, subtenants, permittees or others directly or indirectly operating or conducting a business in or from the Premises, as fully as if any of the same were the named Tenant under the Lease.

(d) Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord against Tenant or any additional guarantor, of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease or any additional guaranty or by relief of Tenant from any of Tenant’s obligations under the Lease or otherwise by (i) the release or discharge of Tenant or any additional guarantor in any state or federal creditors’ proceedings, receivership, bankruptcy or other proceeding; (ii) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant’s liability under the Lease, resulting from the operation of any present or future provision of the United States Bankruptcy Code (11 U.S.C. § 101 et seq., as amended), or from other statute, or from the order of any court; or (iii) the rejection, disaffirmance or other termination of the Lease in any such proceeding. This Guaranty shall continue to be effective if at any time the payment of any amount due under the Lease or this Guaranty is rescinded or must otherwise be returned by Landlord for any reason, including, without limitation, the insolvency, bankruptcy, liquidation or reorganization of Tenant, Guarantor or otherwise, all as though such payment had not been made, and, in such event, Guarantor shall pay to Landlord an amount equal to any such payment that has been rescinded or returned.

4. WAIVERS OF GUARANTOR.

(a) Without limitation of the foregoing, Guarantor waives (i) notice of acceptance of this Guaranty, protest, demand and dishonor, presentment, and demands of any kind now or hereafter provided for by any statute or rule of law, (ii) notice of any actions taken by Landlord or Tenant under the Lease or any other agreement or instrument relating thereto, (iii) notice of any and all defaults by Tenant in the payment of Base Rent and Additional Rent or other rent, charges or amounts, or of any other defaults by Tenant under the Lease, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving Guarantor of its obligations hereunder, (v) any requirement that Landlord protect, secure, perfect, insure or proceed against any security interest or lien, or any property subject thereto, or exhaust any right or take any action against Tenant or any other person or entity (including any additional guarantor or Guarantor) or against any collateral, and (vi) the benefit of any statute of limitations affecting Guarantor’s liability under this Guaranty.

(b) GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PERSON OR ENTITY WITH RESPECT TO ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH: THIS GUARANTY; THE LEASE; ANY LIABILITY OR OBLIGATION OF TENANT IN ANY MANNER RELATED TO THE

PREMISES; ANY CLAIM OF INJURY OR DAMAGE IN ANY WAY RELATED TO THE LEASE AND/OR THE PREMISES; ANY ACT OR OMISSION OF TENANT, ITS AGENTS, EMPLOYEES, CONTRACTORS, SUPPLIERS, SERVANTS, CUSTOMERS, CONCESSIONAIRES, FRANCHISEES, PERMITTEES OR LICENSEES; OR ANY ASPECT OF THE USE OR OCCUPANCY OF, OR THE CONDUCT OF BUSINESS IN, ON OR FROM THE PREMISES. GUARANTOR SHALL NOT IMPOSE ANY COUNTERCLAIM OR COUNTERCLAIMS OR CLAIMS FOR SET-OFF, RECOUPMENT OR DEDUCTION OF RENT IN ANY ACTION BROUGHT BY LANDLORD AGAINST GUARANTOR UNDER THIS GUARANTY. GUARANTOR SHALL NOT BE ENTITLED TO MAKE, AND HEREBY WAIVES, ANY AND ALL DEFENSES AGAINST ANY CLAIM ASSERTED BY LANDLORD OR IN ANY SUIT OR ACTION INSTITUTED BY LANDLORD TO ENFORCE THIS GUARANTY OR THE LEASE. IN ADDITION, GUARANTOR HEREBY WAIVES, BOTH WITH RESPECT TO THE LEASE AND WITH RESPECT TO THIS GUARANTY, ANY AND ALL RIGHTS WHICH ARE WAIVED BY TENANT UNDER THE LEASE, IN THE SAME MANNER AS IF ALL SUCH WAIVERS WERE FULLY RESTATED HEREIN. THE LIABILITY OF GUARANTOR UNDER THIS GUARANTY IS PRIMARY AND UNCONDITIONAL.

(c) Guarantor expressly waives any and all rights to defenses arising by reason of (i) any “one-action” or “anti-deficiency” law or any other law that may prevent Landlord from bringing any action, including a claim for deficiency, against Guarantor before or after Landlord’s commencement or completion of any action against Tenant; (ii) ANY ELECTION OF REMEDIES BY LANDLORD (INCLUDING, WITHOUT LIMITATION, ANY TERMINATION OF THE LEASE) THAT DESTROYS OR OTHERWISE ADVERSELY AFFECTS GUARANTOR’S SUBROGATION RIGHTS OR GUARANTOR’S RIGHTS TO PROCEED AGAINST TENANT FOR REIMBURSEMENT; (iii) any disability, insolvency, bankruptcy, lack of authority or power, death, insanity, minority, dissolution, or other defense of Tenant, of any other guarantor (or any other Guarantor), or of any other person or entity, or by reason of the cessation of Tenant’s liability from any cause whatsoever, other than full and final payment in legal tender and performance of the Obligations; (iv) any right to claim discharge of any or all of the Obligations on the basis of unjustified impairment of any collateral for the Obligations; (v) any change in the relationship between Guarantor and Tenant or any termination of such relationship; (vi) any irregularity, defect or unauthorized action by any or all of Landlord, Tenant, any other guarantor (or Guarantor) or surety, or any of their respective officers, directors or other agents in executing and delivering any instrument or agreements relating to the Obligations or in carrying out or attempting to carry out the terms of any such agreements; (vii) any assignment, endorsement or transfer, in whole or in part, of the Obligations, whether made with or without notice to or consent of Guarantor; (viii) the recovery from Tenant or any other Person (including without limitation any other guarantor) becomes barred by any statute of limitations or is otherwise prevented; (ix) the benefits of any and all statutes, laws, rules or regulations applicable in the State of California which may require the prior or concurrent joinder of any other party to any action on this Guaranty; (x) any release or other reduction of the Obligations arising as a result of the expansion, release, substitution, deletion, addition, or replacement (whether or not in accordance with the terms of the Lease) of the Premises; or (xi) any neglect, delay, omission, failure or refusal of Landlord to take or prosecute any action for the collection or enforcement of any of the Obligations or to foreclose or take or prosecute any action in connection with any lien or right of security (including perfection thereof) existing or to exist in connection with, or as security for, any of the Obligations, it being the intention hereof that Guarantor shall remain liable as a principal on the Obligations notwithstanding any act, omission or event that might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor. Guarantor hereby waives all defenses of a surety to which it may be entitled by statute or otherwise. Without limiting the generality of the foregoing or any other provision hereof, Guarantor hereby expressly waives any and all benefits which might otherwise be available to Guarantor under California Civil Code Sections 2809, 2810, 2819, 2939, 2845, 2848, 2849, 2850,2855, 2899 and 3433.

5. SUBORDINATION; SUBROGATION.

(a) Guarantor subordinates to and postpones in favor of the Obligations (i) any present and future debts and obligations of Tenant to Guarantor (the “Indebtedness”), including: (A) salary, bonuses, and other payments pursuant to any employment arrangement; (B) fees, reimbursement of expenses and other payments pursuant to any independent contractor arrangement; (C) principal and interest pursuant to any Indebtedness; (D) distributions payable to any partners, members or shareholders of Guarantor or Affiliates of Guarantor; (E) lease payments pursuant to any leasing arrangement; (F) any management fees; and (G) all rights, liens and security interests of Guarantor, whether now or hereafter arising, in any assets of the Tenant, and (ii) any liens or security interests securing payment of the Indebtedness. Guarantor shall have no right to possession of any assets of Tenant or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until the Obligations have been paid and performed in full. Guarantor agrees that Landlord shall be subrogated to Guarantor with respect to Guarantor’s claims against Tenant and Guarantor’s rights, liens and security interest, if any, in any of Tenant’s assets and proceeds thereof until all of the Obligations have been paid and performed in full.

(b) After the occurrence of an Event of Default and until such Event of Default is cured or after the commencement of any bankruptcy or insolvency proceeding by or against Tenant and until such proceeding is dismissed, Guarantor shall not: (i) make any distributions or other payments to any partners, parent entities, or Affiliates of Guarantor (other than to Tenant); or (ii) directly or indirectly ask for, sue for, demand, take or receive any payment, by setoff or in any other manner, including the receipt of a negotiable instrument, for all or any part of the Indebtedness owed by Tenant, or any successor or assign of Tenant, including a receiver, trustee or debtor in possession (the term “Tenant” shall include any such successor or assign of Tenant) until the Obligations have been paid in full; however, if Guarantor receives such a payment, Guarantor shall immediately deliver the payment to Landlord for credit against the then outstanding balance of the Obligations, whether matured or unmatured. Notwithstanding anything in this Section 5 to the contrary, after an Event of Default has occurred and is outstanding, Guarantor may make cash contributions to Tenant.

(c) Guarantor shall not be subrogated, and hereby waives and disclaims any claim or right against Tenant by way of subrogation or otherwise, to any of the rights of Landlord under the Lease or otherwise, or in the Premises, which may arise by any of the provisions of this Guaranty or by reason of the performance by Guarantor of any of its Obligations hereunder. Guarantor shall look solely to Tenant for any recoupment of any payments made or costs or expenses incurred by Guarantor pursuant to this Guaranty. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid and performed in full, Guarantor shall immediately deliver the payment to Landlord for credit against the then outstanding balance of the Obligations, whether matured or unmatured.

(d) Without limiting the foregoing, Guarantor hereby waives any and all benefits, rights and defenses it may have to subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor, in each case, by reason of California Civil Code Sections 2787 to 2855, inclusive.

6. REPRESENTATIONS AND WARRANTIES OF GUARANTOR. Guarantor represents and warrants that:

(a) Guarantor is a corporation; has all requisite power and authority to enter into and perform its obligations under this Guaranty; and this Guaranty is valid and binding upon and enforceable against Guarantor without the requirement of further action or condition.

(b) The execution, delivery and performance by Guarantor of this Guaranty does not and will not (i) contravene any applicable Legal Requirements, the organizational documents of Guarantor, if applicable, any order, writ, injunction, decree applicable to Guarantor, or any contractual restriction binding on or affecting Guarantor or any of its properties or assets, or (ii) result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties or assets.

(c) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any governmental authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Guarantor of this Guaranty or any other instrument or agreement required hereunder.

(d) There is no action, suit or proceeding pending or threatened against or otherwise affecting Guarantor before any court or other governmental authority or any arbitrator that may materially adversely affect Guarantor’s ability to perform its obligations under this Guaranty.

(e) Guarantor’s principal place of business is 27101 Puerta Real, Suite 450, Mission Viejo, California 92691.

(f) Tenant is indirectly owned and controlled by Guarantor.

(g) Guarantor has derived or expects to derive financial and other advantages and benefits directly or indirectly, from the making of the Lease and the payment and performance of the Obligations. Guarantor hereby acknowledges that Landlord will be relying upon Guarantor’s guarantee, representations, warranties and covenants contained herein.

(h) All reports, statements (financial or otherwise), certificates and other data furnished by or on behalf of Guarantor to Landlord in connection with this Guaranty or the Lease are: true and correct, in all material respects, as of the applicable date or period provided therein; do not omit to state any material fact or circumstance necessary to make the statements contained therein not misleading; and fairly represent the financial condition of Guarantor as of the respective date thereof; and no material adverse change has occurred in the financial condition of Guarantor since the date of the most recent of such financial statements.

7. NOTICES. Any consents, notices, demands, requests, approvals or other communications given under this Guaranty shall be in writing and shall be given as provided in the Lease, as follows or to such other addresses as either Landlord or Guarantor may designate by notice given to the other in accordance with the provisions of this Section 7:

If to Guarantor:	If to Landlord:

The Ensign Group, Inc. 27101 Puerta Real, Suite 450 Mission Viejo, California 92691 Attn: Chad Keetch	c/o CareTrust REIT, Inc. 27101 Puerta Real, Suite 400 Mission Viejo, CA 92691 Attn: William M. Wagner

8. CONSENT TO JURISDICTION. Guarantor hereby (a) consents and submits to the jurisdiction of the courts of the State of California and the federal courts sitting in the State of California with respect to any dispute arising, directly or indirectly, out of this Guaranty, (b) waives any objections which the undersigned may have to the laying of venue in any such suit, action or proceeding in either such court, (c) agrees to join Landlord in any petition for removal to either such court, and (d) irrevocably designates and appoints Tenant as its authorized agent to accept and acknowledge on its behalf service of process with respect to any disputes arising, directly or indirectly, out of this Guaranty. The undersigned hereby acknowledges and agrees that Landlord may obtain personal jurisdiction and perfect service of process through Tenant as the undersigned agent, or by any other means now or hereafter permitted by applicable law. Nothing above shall limit Landlord’s choice of forum for purposes of enforcing this Guaranty.

9. CERTAIN ADDITIONAL COVENANTS.

(a) Financial Deliveries. Guarantor shall deliver the following information to Landlord:

(i) As soon as available, and in any event within 120 days after the close of each calendar year, in hard copy and electronic format, in form satisfactory to Landlord, and presented on a consolidated, complete financial statements prepared for such year with respect to Guarantor and, if applicable, its Consolidated Subsidiaries (as defined below), including a balance sheet as of the end of such year, together with related statements of operations, cash flows and changes in equity for such calendar year, prepared in accordance with GAAP applied on a consistent basis. Such financial statements shall be audited by Pricewaterhouse Coopers, Deloitte, Ernst & Young, KPMG or such other nationally-recognized accounting firm. Together with Guarantor’s financial statements, Guarantor shall furnish to Landlord a certificate, executed by Guarantor or, if applicable, Guarantor’s CEO (or equivalent) (a) certifying as of the date thereof whether to the best of Guarantor’s knowledge there exists an event or circumstance which constitutes an Event of Default under the Lease and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same, and (b) certifying that the information contained in such financial statements is true and correct in all material respects and complies with the provisions of this Section 9. As used herein, “Consolidated Subsidiary” shall mean, with respect to Guarantor, any subsidiary or other entity the accounts of which would be consolidated with those of Guarantor in its consolidated financial statements if such statements were prepared as of such date.

(ii) As soon as available and in any event within 60 days after the end of each calendar quarter, in form satisfactory to Landlord, an unaudited consolidated balance sheet of Guarantor and, if applicable, its Consolidated Subsidiaries, together with the related consolidated and consolidating statements of operations for such quarter and for the portion of the calendar year ended at such quarter and a consolidated statement of cash flows for the portion of the year at the end of such quarter, all of which shall be prepared on a comparative basis with the same periods of the previous year (to the extent available) in accordance with GAAP. Together with Guarantor’s interim financial statements, Guarantor shall furnish to Landlord a certificate, executed by Guarantor or, if applicable, Guarantor’s CFO (or equivalent) (a) certifying as of the date thereof whether to the best of Guarantor’s knowledge there exists an event or circumstance which constitutes a default or Event of Default under the Lease and if such default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same, (b) and certifying that the information contained in such financial statements is true and correct in all material respects.

Upon the delivery of any financial information by or on behalf of Guarantor pursuant to this Section 9 from time to time during the Term, Guarantor shall be deemed (unless Guarantor specifically states otherwise in writing) to automatically represent and warrant to Landlord that the financial information delivered to Landlord is true, accurate and complete, presents fairly the results of operations of Guarantor for the respective periods covered thereby, reflects accurately the books and records of account of Guarantor as of such dates and for such periods, and that there has been no adverse change in the financial condition of Guarantor since the date of the then applicable financial information.

So long as Guarantor is required to file periodic reports under Section 13(a) or Section 15(d) of the Exchange Act, notwithstanding anything to the contrary contained in this Section 9, if Guarantor is required to deliver to Landlord a particular financial statement by a specified date under the terms of this Guaranty and Guarantor files such financial statement with the Securities and Exchange Commission by such specified date, Guarantor shall be deemed to have satisfied its obligation to deliver such financial statement to Landlord upon its filing thereof with the Securities and Exchange Commission.

(b) Disclosure. Guarantor agrees that any financial statements of Guarantor and, if applicable, its Consolidated Subsidiaries required to be delivered to Landlord may, without the prior consent of, or notice to, Guarantor, be included and disclosed, to the extent required by applicable law, regulation or stock exchange rule, in offering memoranda or prospectuses, or similar publications in connection with syndications, private placements or public offerings of Landlord’s (or the entities directly or indirectly controlling Landlord) securities or interests, and in any registration statement, report or other document permitted or required to be filed under applicable federal and state laws, including those of any successor to Landlord, and may also be disclosed to any Facility Mortgagee and to lenders under credit facilities of Landlord or the entities directly or indirectly controlling Landlord. Guarantor agrees to provide such other reasonable financial and other information necessary to facilitate a private placement or a public offering or to satisfy the SEC or regulatory disclosure requirements.

(c) Review Right. Landlord shall have the right, from time to time during normal business hours after three (3) Business Days prior oral or written notice to Guarantor, itself or through any attorney, accountant or other agent or representative retained by Landlord (“Landlord’s Representatives”), to examine and audit all financial and other records and pertinent corporate documents of Guarantor at the office of Guarantor or such other Person that maintains such records and documents and to make such copies or extracts thereof as Landlord or Landlord’s Representatives may request and Guarantor hereby agrees to reasonably cooperate with any such examination or audit; provided, however, the cost of such examination or audit shall be borne by Landlord, except during the continuation of an Event of Default, in which case, the cost of any such examination or audit shall be borne by Guarantor and shall be payable within fifteen (15) days of Landlord’s written demand therefor; provided further that, except during the continuation of an Event of Default, any such examination shall not occur more than once in any calendar year.

(d) Assignment; Sale of Assets; Change in Control. Without the prior consent of Landlord, which consent may be withheld or granted in Landlord’s sole discretion, Guarantor shall not assign (whether directly or indirectly), in whole or in part, this Guaranty or any obligation hereunder or, through one or more step transactions or tiered transactions, do, or permit to be done, any activity, transaction or Transfer prohibited under Section 16.1 of the Lease, if any. Notwithstanding anything else to the contrary herein or in the Lease, any transfer of stock, partnership, membership or other equity interests of Guarantor, transfer of assets, merger or other transaction, whether through one or more step transactions or tiered transactions, in which management of Guarantor retains at least 5% of the outstanding stock, partnership, membership or other equity interests of Guarantor or its successor, shall not require Landlord’s consent.

(e) Payment Method; Default Interest. Guarantor shall make any payments due hereunder in immediately available funds by wire transfer to Landlord’s bank account as notified by Landlord, unless Landlord agrees to another method of payment of immediately available funds. If Guarantor does not pay an amount due hereunder on its due date, Guarantor shall pay, on demand, interest at the Agreed Rate on the amount due for a period ending on the full payment of such amount, including the day of repayment, whether before or after any judgment or award, to the extent permitted under applicable law.

10. FINANCIAL COVENANTS. Until the payment and performance in full of the Obligations, Guarantor shall cause Tenant to comply with the terms of Section 5.12.4 of the Lease.

11. MISCELLANEOUS.

(a) Guarantor further agrees that Landlord may, without notice, assign this Guaranty in whole or in part. If Landlord disposes of its interest in the Lease, “Landlord,” as used in this Guaranty, shall mean Landlord’s successors and assigns.

(b) Guarantor promises to pay all costs of collection or enforcement incurred by Landlord in exercising any remedies provided for in the Lease or this Guaranty whether at law or in equity. If any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Guaranty, or to recover damages for the breach thereof, the party prevailing in any such action or proceedings shall be entitled to recover from the non-prevailing party all attorneys’ fees and reasonable costs and expenses incurred by the prevailing party. As used herein, “attorneys’ fees” shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. The term “attorneys’ fees” shall also include, without limitation, all such fees and expenses incurred with respect to appeals, arbitrations and bankruptcy proceedings.

(c) Guarantor shall, from time to time within ten (10) days after receipt of Landlord’s request, execute, acknowledge and deliver to Landlord a statement certifying (i) that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modifications), (ii) the address of Guarantor to which all notices and communications under this Guaranty shall be sent, and (iii) to such other matters as may be reasonably requested by Landlord. Such certificate may be relied upon by any prospective purchaser, lessor or lender of the Premises.

(d) If any portion of this Guaranty shall be deemed invalid, unenforceable or illegal for any reason, such invalidity, unenforceability or illegality shall not affect the balance of this Guaranty, which shall remain in full force and effect to the maximum permitted extent.

(e) The provisions, covenants and guaranties of this Guaranty shall be binding upon Guarantor and its heirs, successors, legal representatives and assigns, and shall inure to the benefit of Landlord and its successors and assigns, and shall not be deemed waived or modified unless such waiver or modification is specifically set forth in writing, executed by Landlord or its successors and assigns, and delivered to Guarantor.

(f) Whenever the words “include”, “includes”, or “including” are used in this Guaranty, they shall be deemed to be followed by the words “without limitation”, and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Guaranty shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question.

(g) Each of the rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in the Lease or this Guaranty.

(h) The provisions of this Guaranty, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and interpreted solely in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to conflicts of law principles).

(i) The execution of this Guaranty prior to execution of the Lease shall not invalidate this Guaranty or lessen the Obligations of Guarantor hereunder.

(j) The Recitals set forth above are hereby incorporated by this reference and made a part of this Guaranty. Guarantor hereby represents and warrants that the Recitals are true and correct.

(k) Each entity or individual comprising Guarantor shall be jointly and severally liable to Landlord for the faithful performance of this Guaranty.

(l) Notwithstanding anything else to the contrary herein, this Guaranty shall terminate and Guarantor shall automatically be released from its guaranty hereunder upon the earlier to occur of (i) payment in full of the Obligations (other than contingent indemnification and expense reimbursement obligations that are not yet due and payable) and (ii) one year of the termination of the Lease, whether following the expiration of the Initial Term or any Renewal Term or otherwise; provided that such termination and release shall not apply to this clause (ii) with respect to Obligations for which claims or demands have been made under this Guaranty prior to the end of such one year period, and which Obligations have not been satisfied.

[Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

THE ENSIGN GROUP, INC., a Delaware corporation

By:

Name:

Its:

S-1

SCHEDULE 1

LANDLORD ENTITIES; TENANT ENTITIES; FACILITY INFORMATION

Landlord	Tenant	Facility Name	Facility Address	Primary Intended Use	No. of Beds/Units

Defined Terms

“SNF”	Skilled Nursing Facility
“ALF”	Assisted Living Facility
“ILF”	Independent Living Facility
“ALZ”	Alzheimer’s Care/Memory Care Facility

Schedule 1-1